UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2008
Intervoice, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	001-15045 (Commission File Number)	75-1927578 (IRS Employer Identification No.)
17811 Waterview Parkway
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (972) 454-8000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On July 15, 2008, Intervoice, Inc. (the “Company”) and Convergys Corporation (“Convergys”) issued a joint press release announcing that the Company, Convergys and Dialog Merger Sub, Inc., a wholly-owned subsidiary of Convergys (“Purchaser”), had entered into an Agreement and Plan of Merger (the “Merger Agreement”).
     Subject to the terms and conditions of the Merger Agreement, Purchaser will commence a tender offer (the “Offer”) to purchase all of the Company’s outstanding shares of common stock, without par value (the “Common Stock”), including the associated preferred stock purchase rights (the “Rights”) issued pursuant to the Third Amended and Restated Rights Agreement, dated as of May 1, 2001 (the “Rights Agreement”), by and between InterVoice-Brite, Inc. and Computershare Trust Company, N.A., successor rights agent to Computershare Investor Services, LLC (the “Rights Agent”), (such Common Stock, together with the associated Rights, the “Shares”), at a purchase price of $8.25 per Share in cash (the “Offer Price”). Upon successful completion of the Offer, Purchaser will be merged (the “Merger”) with and into the Company, with each outstanding Share being converted into the right to receive the Offer Price in cash, with the Company surviving the Merger as a wholly-owned subsidiary of Convergys.
     The consummation of the Offer and the Merger are subject to customary closing conditions, including the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The consummation of the Offer is subject to certain conditions, including the tender of at least two-thirds of the Fully-Diluted Shares of the Company (as defined in the Merger Agreement). The foregoing summary of the Merger Agreement, and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement attached as Exhibit 2.1, which is incorporated herein by reference.
     Under Tender and Voting Agreements, dated as of July 15, 2008 (the “Tender Agreements”) among Convergys, Purchaser and each of David W. Brandenburg and Robert E. Ritchey (the “Shareholders”), the Shareholders have committed to accept the Offer and to tender all Shares beneficially owned by them, which represent approximately 6.5% of the Company’s total outstanding Shares. The Tender Agreement in substantially the form executed by each Shareholder is attached as Exhibit 2.2 and is incorporated herein by reference.
     In addition, on July 15, 2008, the Company and David W. Brandenburg entered into Amendment No. 2 (“Amendment No. 2”) to the Board Representation and Governance Agreement. Amendment No. 2 provides that the “Brandenburg Representation Period” (as defined therein) will end on the earlier of the Effective Time (as defined in the Merger Agreement) or the conclusion of the 2008 Annual Meeting of Shareholders. This summary is qualified in its entirety by reference to Amendment No. 2, which is attached as Exhibit 10.1 and is incorporated herein by reference.

Important Information
     The tender offer described in this Form 8-K has not commenced. This filing is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the expected tender offer is commenced, Convergys and Purchaser intend to file a tender offer statement on Schedule TO with the Securities and Exchange Commission, and the Company intends to file a solicitation/recommendation statement with respect to the tender offer. Investors and shareholders of the Company are strongly advised to read the tender offer statement (including the offer to purchase, letter of transmittal and other offer documents) and the related solicitation/recommendation statement because they will contain important information. When available, the offer to purchase, the related letter of transmittal and certain other offer documents, as well as the solicitation/recommendation statement, will be made available to all shareholders of the Company at no expense to them.

Item 3.03	Material Modification to Rights of Security Holders.
     In connection with the Merger Agreement, the Company’s Board of Directors adopted and approved a Second Amendment to the Rights Agreement, dated July 15, 2008 (the “Second Amendment”) with the Rights Agent to amend the Rights Agreement. The Second Amendment amends the Rights Agreement so that (a) neither the execution, delivery or performance of the Merger Agreement nor the consummation of the transactions contemplated thereby will (i) cause the Rights to become exercisable, (ii) cause Convergys, Merger Sub or any of their Affiliates or Associates (as such terms are defined in the Rights Agreement) to become an Acquiring Person (as defined in the Rights Agreement), or (iii) give rise to a Distribution Date, a Flip-In Event, a Flip-In Trigger Date, a Flip-Over Event, or a Share Acquisition Date (as such terms are defined in the Rights Agreement) and (b) following the Effective Time (as defined in the Merger Agreement), the holders of the Rights will no longer be able to exercise the Rights. A copy of the form of the Second Amendment is attached as Exhibit 4.1 and incorporated herein by reference.

Item 8.01	Other Events.
Transaction with Convergys Corporation
     On July 16, 2008, the Company issued a joint press release with Convergys regarding the matters described in Item 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Recess of Annual Shareholder’s Meeting
     On July 16, 2008, the Company issued a press release announcing that it intends to recess its 2008 Annual Meeting of Shareholders (the “2008 Annual Meeting”) to July 28, 2008. The May 30, 2008 record date for shareholders entitled to vote at the 2008 Annual Meeting has not been changed. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Forward-Looking Statements
     This filing contains forward-looking statements as defined by the federal securities laws which are based on the Company's current expectations and assumptions, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, projected or implied, including, among other things, risks relating to the expected timing of the completion and financial benefits of the Offer and the Merger. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Exhibit Title

2.1	Agreement and Plan of Merger, dated as of July 15, 2008, by and among Convergys Corporation, Dialog Merger Sub, Inc., and Intervoice, Inc.*

2.2	Form of Tender and Voting Agreement entered into among Convergys Corporation, Dialog Merger Sub, Inc. and certain shareholders of Intervoice, Inc.

4.1
Second Amendment to Third Amended and Restated Rights Agreement, dated as of July 15, 2008, by and between InterVoice-Brite, Inc. and Computershare Trust Company, N.A., successor rights agent to Computershare Investor Services, LLC, as rights agent

10.1	Amendment No. 2 dated July 15, 2008 to the Board Representation and Governance Agreement between Intervoice, Inc. and David W. Brandenburg

99.1	Joint Press Release dated July 16, 2008 relating to the announcement of the transaction with Convergys Corporation

99.2	Press Release dated July 16, 2008 relating to the recess of the Company’s annual shareholders’ meeting to July 28, 2008

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
By:	/s/ Dean C. Howell
Dean C. Howell
Senior Vice President, General Counsel and Secretary

Date: July 16, 2008

Exhibit Index

Exhibit Number	Exhibit Title

2.1	Agreement and Plan of Merger, dated as of July 15, 2008, by and among Convergys Corporation, Dialog Merger Sub, Inc., and Intervoice, Inc.*

2.2	Form of Tender and Voting Agreement entered into among Convergys Corporation, Dialog Merger Sub, Inc. and certain shareholders of Intervoice, Inc.

4.1
Second Amendment to Third Amended and Restated Rights Agreement, dated as of July 15, 2008, by and between InterVoice-Brite, Inc. and Computershare Trust Company, N.A., successor rights agent to Computershare Investor Services, LLC, as rights agent

10.1	Amendment No. 2 dated July 15, 2008 to the Board Representation and Governance Agreement between Intervoice, Inc. and David W. Brandenburg

99.1	Joint Press Release dated July 16, 2008 relating to the announcement of the transaction with Convergys Corporation

99.2	Press Release dated July 16, 2008 relating to the recess of the Company’s annual shareholders’ meeting to July 28, 2008

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.